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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    (Pursuant to section 13 or 15(D) of the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported)        October 28, 2004
                                                --------------------------------


                                ZYGO CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     0-12944                 06-0964500
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(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)


Laurel Brook Road, Middlefield, CT                             06455-0448
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:     (860) 347-8506
                                                    -----------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act





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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 28, 2004, Zygo Corporation announced its financial results for the first quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     99.1     Zygo Corporation Earnings Press Release, dated October 28, 2004.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ZYGO CORPORATION


Date: October 28, 2004                     By: /s/ J. Bruce Robinson
                                               --------------------------------
                                               Name:  J. Bruce Robinson
                                               Title: Chairman, President and
                                                      Chief Executive Officer





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                                  EXHIBIT INDEX

99.1 Press Release, dated October 28, 2004, issued by Zygo Corporation announcing its financial results for the first quarter ended September 30, 2004.